UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2012

LiveDeal, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2490 East Sunset Road, Suite 100, Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip code)

(702) 939-0230
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 10, 2012, LiveDeal, Inc. (the “Company”) dismissed Mayer Hoffman McCann P.C. (“MHM”) as its independent registered public accounting firm and approved the engagement of Kabani & Company, Inc. (“Kabani”) to replace MHM as its independent accountant.  Both actions were approved by the Company’s Audit Committee.

The reports issued by MHM with respect to the Company’s financial statements for the past two fiscal years, which ended on September 30, 2010 and September 30, 2011, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding MHM’s dismissal), there were no disagreements between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreement(s) in connection with its report(s).  In addition, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding the Company’s engagement of Kabani), neither the Company nor anyone on its behalf consulted Kabani regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by Kabani with respect to the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement between the Company and MHM or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

As required by Item 304(a)(3) of Regulation S-K, the Company furnished a copy of the above disclosures to MHM and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether MHM agrees with the above statements.  A copy of MHM’s letter to the SEC, dated January 17, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter of Mayer Hoffman McCann P.C. to the U.S. Securities and Exchange Commission, dated January 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEDEAL, INC.

Date: January 17, 2012	/s/ Lawrence W. Tomsic
Lawrence W. Tomsic
Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Mayer Hoffman McCann P.C. to the U.S. Securities and Exchange Commission, dated January 17, 2012